Exhibit 10.11

THE HERALD COMPANY, INC.
Clinton Square
Syracuse, NY 13201

December 14, 2006

Pulitzer Inc.

Pulitzer Technologies, Inc.

900 North Tucker Boulevard

St. Louis, MO 63101

Attention: Mr. Ronald H. Ridgway

Reference is made to:

(a)	the Operating Agreement of St. Louis Post-Dispatch LLC (“SPD”), dated as of May 1, 2000, among The Herald Company, Inc. (“Herald”) Pulitzer Inc. (“Pulitzer”) and Pulitzer Technologies, Inc. (“PTI”) (the “Post-Dispatch Operating Agreement”);

(b)	the Indemnity Agreement, dated May 1, 2000, between Herald and Pulitzer; and

(c)	the Operating Agreement of STL Distribution Services LLC, dated May 31, 2001, among Herald, Pulitzer and PTI, as amended (the “STL Operating Agreement,” together with the Post-Dispatch Operating Agreement, the “Operating Agreements”),

and in the case of the two Operating Agreements, as supplemented by the letter from Pulitzer and PTI to Herald, dated June 27, 2001.

On December 31, 2006, Herald intends to assign all of its assets subject to all its liabilities to The Herald Publishing Company, LLC, a New York limited liability company (“HPC”). HPC qualifies as an Affiliate under Section 7.1 of each of the Operating Agreements. We hereby request the consent of Pulitzer to the assignment of the rights and liabilities of Herald under the Indemnity Agreement to HPC. In that connection, we confirm to you that the facts stated in the letter dated May 1, 2000 from Herald to Pulitzer are true as of the date hereof, will be true on December 31, 2006 and that all of the assets of the nature described in such letter will be transferred to HPC on December 31, 2006. Herald agrees to indemnify Pulitzer in the event and to the extent that the assignment consented to herein causes any adverse tax consequences to Pulitzer.

Please indicate your consent to the assignment by signing and returning the enclosed copy of this letter.

Very truly yours,

THE HERALD COMPANY, INC.

By:	/s/ Donald E. Newhouse

AGREED TO:

PULITZER INC. PULITZER TECHNOLOGIES, INC.

By:	/s/ Karen J. Guest
Date:	12/16/06

PULITZER TECHNOLOGIES, INC.

By:	/s/ Karen J. Guest
Date:	12/16/06